Second Quarter 2018 Earnings Presentation 8 August 2018

Disclaimer This presentation contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the safe harbor provided for under these sections. These statements may include words such as “believe,” “estimate,” “project,” “intend,” “expect,” “plan,” “anticipate,” and similar expressions in connection with any discussion of the timing or nature of future operating or financial performance or other events. Forward-looking statements reflect management’s current expectations and observations with respect to future events and financial performance. Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed, projected, or implied by those forward-looking statements. The forward-looking statements in this presentation are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc. cannot assure you that it will achieve or accomplish these expectations, beliefs or projections. The principal factors that affect our financial position, results of operations and cash flows include, charter market rates, which have declined significantly from historic highs, periods of charter hire, vessel operating expenses and voyage costs, which are incurred primarily in U.S. dollars, depreciation expenses, which are a function of the cost of our vessels, significant vessel improvement costs and our vessels’ estimated useful lives, and financing costs related to our indebtedness. Our actual results may differ materially from those anticipated in these forward- looking statements as a result of certain factors which could include the following: (i) changes in demand in the dry bulk market, including, without limitation, changes in production of, or demand for, commodities and bulk cargoes, generally or in particular regions; (ii) greater than anticipated levels of dry bulk vessel new building orders or lower than anticipated rates of dry bulk vessel scrapping; (iii) changes in rules and regulations applicable to the dry bulk industry, including, without limitation, legislation adopted by international bodies or organizations such as the International Maritime Organization and the European Union or by individual countries; (iv) actions taken by regulatory authorities; (v) changes in trading patterns significantly impacting overall dry bulk tonnage requirements; (vi) changes in the typical seasonal variations in dry bulk charter rates; (vii) changes in the cost of other modes of bulk commodity transportation; (viii) changes in general domestic and international political conditions; (ix) changes in the condition of the Company’s vessels or applicable maintenance or regulatory standards (which may affect, among other things, our anticipated drydocking costs); (x) the outcome of legal proceedings in which we are involved; and (xi) and other factors listed from time to time in our filings with the SEC. We disclaim any intent or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable security laws. 2

Table of Contents 1 Highlights 2 Financial 3 Industry 4 Appendix 3

Highlights

Outperformance Continues Into 2q18 Eagle TCE Rate vs. Baltic Supramax Index (BSI-52) Adj. EBITDA $16,000 2Q18 Outperformance of USD 1,026 per day Adj. EBITDA has ▪ Implies total value creation of ~USD 17.5 million increased by over $21.1 per annum based on current fleet count USD 142 million on $18.8 an annualized basis $17.2 $14,000 3q18 @ $10,808 with 68% Fixed since 1q16 $12,000 $11,453 $9.3 $11,052 $8.4 $10,452 $4.6 $10,000 $9,142 $8,660 $7,825 $8,000 $(2.0) $(3.4) $6,000 $(6.7) $6,049 $5,670 $4,000 $4,425 $(14.5) $2,938 $2,000 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 3q18 Adj. BSI TCE TCE Performance Contribution Core Business ▪ TCE relative performance is compared against Adj. net BSI-52, which is gross BSI-52 net of commission, adjusted for the profile of owned fleet in terms of design. ▪ 3q18 Adj. net BSI-52 is basis quarter-to-date actual as of August 7, 2018 ▪ Please see the Definitions slide in the Appendix for 1) an explanation of items included in Adjusted EBITDA, and 2) calculation of TCE and reconciliation to 5 revenues

Optimizing Platform Through Scale and Arbitrage Third-party Timecharter-in Business Eagle charters-in third party vessels in order to cover cargo commitments, profit from vessel-positioning arbitrage opportunities, and increase overall market coverage 1046 1050 944 867 749 744 514 394 200 151 92 109 3q15 4q15 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 Chartered-in Fleet - Days 6

Leader in the Supramax/Ultramax Segment Eagle Fleet by Age Grouping U.S.-Listed Peer Group Fleet Profiles Eagle uniquely focused on the most versatile 3 asset class - 5 5 16 47 8 8 37 7 28 27 3 2 10 - 3 2 0 <5 5-7.5 7.5-10 10-12.5 12.5-15 >15 Eagle Scorpio Genco Star Bulk Navios Navios Golden Diana Safe Bulk MH MP Ocean Bulkers Supramax / Ultramax Handysize Existing Fleet Vessels Bought Vessels Sold Panamax Capesize ▪ Eagle fleet count is proforma for delivery of THRUSH, which has been sold and is expected to be delivered to her new owners during Q3; and also HAMBURG EAGLE, which the Company has agreed to acquire and expects to take delivery of in Q4 7 ▪ Source(s): VesselsValue

Financial

Earnings $ Thousands except EPS 2q18 1q18 2q17 2q18 YTD 2q17 YTD REVENUES, net of commissions $ 74,939 $ 79,371 $ 53,631 $ 154,309 $ 99,486 EXPENSES Voyage expenses 17,205 22,515 13,380 39,720 26,733 Vessel expenses 20,577 21,079 19,309 41,656 37,264 Charter hire expenses 10,108 10,268 6,445 20,376 10,319 Depreciation and amortization 9,272 9,276 8,021 18,549 15,513 General and administrative expenses 8,896 9,914 8,590 18,809 16,369 Gain on sale of vessels (105) - (1,806) (105) (1,898) Total operating expenses 65,953 73,052 53,939 139,005 104,300 OPERATING INCOME / (LOSS) 8,986 6,319 (308) 15,304 (4,814) OTHER EXPENSES Interest expense, net 6,275 6,166 6,673 12,441 12,928 (Gain)/Loss on derivatives (740) 100 (1,093) (640) (786) Total other expense, net 5,535 6,266 5,580 11,801 12,142 Net Income / (Loss) $ 3,451 $ 53 $ (5,888) $ 3,504 $ (16,957) EPS (Basic & Diluted) $ 0.05 $ 0.00 $ (0.08) $ 0.05 $ (0.25) Adjusted EBITDA $ 21,132 $ 18,835 $ 9,307 $ 39,968 $ 13,860 ▪ Please see the Definitions slide in the Appendix for an explanation of items included in Adjusted EBITDA 9

Balance Sheet + Liquidity Position $ Thousands Liquidity Position ($ thousands) June 30, 2018 $180 Cash $160 Revolver Availability Cash 76,881 $140 Undrawn availability 20,000 $120 $100 Total Liquidity as of June 30, 2018 96,881 $80 $60 June 30, 2018 $40 Cash (including restricted cash) 76,956 $20 $- Other Current Assets 30,322 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 Vessels held for Sale 10,355 Vessels, net 686,424 Debt Maturity ($ thousands) Other Assets 12,506 Total Assets 816,563 $250,000 $200,000 Current Liabilities 22,823 $150,000 Debt, net (including $20M current) 321,812 $100,000 Other Noncurrent Liabilities 2,376 Total Liabilities 347,011 $50,000 Stockholder's Equity 469,552 $0 2018 2019 2020 2021 2022 Total Liabilities and Stockholder's Equity 816,563 1st Lien Facility Norwegian Bond Ultraco ▪ Debt net of $8.0M of debt discount and deferred financing cost 10

Cash Flow Cash Flow from Operations ($ millions) 13 12 12 5 3 2 7 7 15 10 -4 -20 -13 -7 -5 -2 -4 -7 -10 Cash flow from operations ex Changes in operating assets and liabilities -24 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1Q18 2Q18 2q18 Cash Flow Change ($ millions) 11

Cash Breakeven per Vessel per Day 2q18 YTD 2q18 1q18 FY17 OPERATING Vessel Expenses $ 4,840 $ 4,792 $ 4,888 $ 4,825 Drydocking 538 821 257 158 G&A 1,498 1,510 1,485 1,497 Total Operating 6,876 7,123 6,630 6,480 DEBT SERVICE Interest expense 1,333 1,350 1,316 819 TOTAL CASH BREAKEVEN $ 8,209 $ 8,473 $ 7,946 $ 7,299 Drydocking 7% G&A 18% 2q18 YTD Breakdown by Category Vessel Expenses 59% Interest expense 16% 12

Industry

Q2 Impacted by Strong Pacific Market Baltic Supramax Index (BSI-52) $16,000 $14,000 $12,000 $10,000 $8,000 $6,000 $4,000 2q18 $2,000 Jul-16 Sep-16 Nov-16 Jan-17 Mar-17 May-17 Jul-17 Sep-17 Nov-17 Jan-18 Mar-18 May-18 Jul-18 Global (BSI) Atlantic Pacific ▪ Source(s): Clarksons ▪ Atlantic market calculated based on routes BSI-S4A and BSI-S4B. Pacific market calculated based on route BSI-S2. 14

Supply Fundamentals Remain Favorable Drybulk Deliveries + Scrapping (DWT) 100 ▪ Orderbook (as a % of the OTW fleet) stands at ~10%, a 15yr low ▪ Supramax/Ultramax Orderbook at ~6% 80 2018 forecasted net 60 fleet growth of 2.6% (all drybulk) 40 20 0 -20 2018 forecasted net fleet growth of 2.0% (Supramax/Ultramax) -40 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018f 2019f 2020f Deliveries Demolition Drybulk Net Supply Supramax/Ultramax Net Supply ▪ Source(s): Clarksons ▪ Scrapping for 2018 and beyond projected at 7m MT (total Drybulk) and 1.2m MT (Supramax/Ultramax) per year. 15 ▪ Forecasted slippage assumed at 25%

Minor Bulk Demand Increasing in 2018 Drybulk Trade (DT) vs. Global GDP Eagle 2q18 Cargoes 14% 2.50 12% 2.25 Minor Bulks ~59% Major Bulks ~41% 2.00 10% 1.75 8% Steel 1.50 Products, 6% 1.25 9.0% Coal, 20.5% 4% 1.00 Petcoke, 2% 0.75 6.5% 0.50 0% 0.25 -2% - Fertilizer, -4% (0.25) 6.8% 2003 2005 2007 2009 2011 2013 2015 2017 DT / GDP ratio (RHS) GDP Y/Y % (LHS) DT Y/Y % (LHS) DT/GDP ratio avg.(RHS) Cement, Grain, 18.7% Annualized Growth Rates 14.6% 2013-2015 2016 2017 2018f Global GDP 3.4% 3.2% 3.7% 3.9% Iron Ore, China 7.3% 6.7% 6.9% 6.6% Metals & 1.6% India 7.3% 7.1% 6.7% 7.3% Minerals, 15.7% Other, 6.7% Drybulk Trade (DT) 3.8% 1.7% 3.9% 2.6% Iron Ore 7.3% 4.0% 3.9% 2.4% Coal 1.0% 0.4% 5.9% 1.8% Grains 7.0% 4.6% 6.1% 0.7% Minor Bulks 2.6% 0.2% 2.5% 3.3% ▪ Source(s): Clarksons, IMF ▪ Drybulk Trade / Global GDP ratio for 2009 excluded from historical average calculation 16

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Appendix

TCE Reconciliation $ Thousands except TCE and days 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 Revenues, net 21,278 25,590 35,788 41,836 45,855 53,631 62,711 74,587 79,371 74,939 Less: Voyage expenses (9,244) (7,450) (11,208) (14,192) (13,353) (13,380) (17,463) (18,155) (22,515) (17,205) Charter hire expenses (1,489) (1,668) (3,822) (5,866) (3,873) (6,446) (9,652) (11,312) (10,268) (10,108) Reversal of one legacy time charters 1,045 793 670 432 (302) 584 329 426 (86) (404) Realized gain/loss on FFAs and bunker swaps - - (449) (113) - 83 248 (349) 117 345 TCE revenue 11,590 17,265 20,979 22,097 28,326 34,473 36,173 45,197 46,619 47,567 Owned available days * 3,945 3,902 3,700 3,653 3,620 3,771 4,177 4,324 4,218 4,153 TCE 2,938 4,425 5,670 6,049 7,825 9,142 8,660 10,452 11,052 11,453 ▪ Please see the Definitions slide in the Appendix for an explanation of Owned Available Days 19

Evaluating TCE Relative Performance

This page is meant to assist analysts/investors on how to potentially evaluate and forecast vessel/fleet TCE relative performance within the Supramax/Ultramax segment

- Since the Supramax/Ultramax segment is comprised of a number of different ship types / sizes / designs, TCE generation ability can differ significantly from the standard vessel used to calculate the BSI-52 benchmark
- For example, a 2013-built Chinese 60-65k DWT Ultramax should be expected to earn a significant premium to a 2013-built 55-60k Supramax, particularly given the incremental cost of the 60-65k DWT vessel
- **Ultimately, it's about yield –** the expected earnings ability of a vessel versus its cost

Supramax/Ultramax TCE Performance Matrix

SHIP TYPE	SIZE (DWT)		VESSEL TYPE INDEX FACTOR (AS COMPARED TO THE BSI VESSEL)			
			JAPANESE		CHINESE	
	FROM	TO	FROM	TO	FROM	TO
BSI-52	52,000		100.0%			
1	50,000	55,000	94.0%	100.0%	85.0%	90.0%
2	55,000	60,000	98.0%	107.0%	92.0%	100.0%
3	60,000	65,000	112.0%	120.0%	112.0%	116.0%

Matrix depicts the estimated TCE Earnings Performance range for a generic Supramax/Ultramax vessel type as compared to the BSI-52 ship

The BSI-52 is based on the 52k DWT Japanese TESS-52 design Supramax and is gross of commissions

A Chinese 60-65k DWT Ultramax should earn a premium of 12-16% to the net BSI-52, depending on its specific design characteristics, due to cargo carrying capacity, speed, and fuel consumption differences

For Illustrative Purposes Only

- The Matrix is meant to capture general ship types but there are likely some vessels which fall outside the stated figures
- Index Factors can change somewhat with movements in both fuel prices and (spot) rate environment

EAGLE BULK
20

Corporate Structure



Eagle Bulk Shipping Inc.
(Parent | NASDAQ: EGLE)
Eagle Bulk Mgmt. LLC
(EBM)
100%
100%
100%
100%
100%
Eagle Bulk Shipco LLC
(EBSC)
28 vessels
USD 200m Bond
USD 15m RCF
Eagle Shipping LLC
(ES)
9 vessels
USD 60m Term Loan
USD 5m RCF
Eagle Bulk Ultraco LLC
(EBUC)
10 vessels
USD 69.8m Term Loan
Eagle Bulk Holdco LLC
(EBHC)

Debt is non-recourse to the parent and ringfenced in subsidiaries

All management services (strategic / commercial / operational / technical / administrative) are performed inhouse by EBM, a wholly-owned subsidiary of the Parent

EAGLE BULK

- Fleet count excludes HAMBURG EAGLE, which the Company has agreed to acquire and expects to take delivery of in Q4

21

Fleet Owned Fleet by Silo EBSC ES EBUC Vessel DWT Age Vessel DWT Age Vessel DWT Age Vessel DWT Age 1 Singapore Eagle 63 1.5 15 Stellar Eagle 56 9.3 1 Nighthawk 58 7.4 1 New London Eagle 63 2.9 2 Stamford Eagle 62 2.4 16 Crested Eagle 56 9.4 2 Martin 58 7.9 2 Westport Eagle 63 3.4 3 Sandpiper Bulker 58 6.7 17 Crowned Eagle 56 9.6 3 Kingfisher 58 8.0 3 Madison Eagle 63 4.7 4 Roadrunner Bulker 58 6.8 18 Jaeger 52 13.7 4 Jay 58 8.0 4 Greenwich Eagle 63 4.8 5 Puffin Bulker 58 6.9 19 Cardinal 55 14.0 5 Ibis Bulker 58 8.1 5 Groton Eagle 63 5.0 6 Petrel Bulker 58 7.0 20 Kestrel I 50 14.1 6 Grebe Bulker 58 8.2 6 Fairfield Eagle 63 5.0 7 Owl 58 7.0 21 Skua 53 15.1 7 Gannet Bulker 58 8.2 7 Southport Eagle 63 5.1 8 Oriole 58 7.1 22 Shrike 53 15.3 8 Imperial Eagle 56 8.4 8 Rowayton Eagle 63 5.3 9 Thrush 53 7.5 23 Tern 50 15.5 9 Golden Eagle 56 8.5 9 Mystic Eagle 63 5.3 10 Thrasher 53 8.4 24 Osprey I 50 16.0 10 Stonington Eagle 63 6.1 11 Egret Bulker 58 8.5 25 Goldeneye 52 16.5 12 Crane 58 8.5 26 Merlin 50 17.3 13 Canary 58 8.5 27 Condor 50 17.5 14 Bittern 58 8.7 28 Hawk I 50 17.5 28 VESSELS 1,546 10.3 9 VESSELS 517 8.0 10 VESSELS 633 4.8 ▪ Fleet count excludes HAMBURG EAGLE, which the Company has agreed to acquire and expects to take delivery of in Q4 22

Debt Terms Main Summary CLOSED November 2017 December 2017 June 2017 PARENT EAGLE BULK SHIPPING INC. ISSUER Eagle Bulk Shipco LLC Eagle Shipping LLC Eagle Bulk Ultraco LLC LOAN TYPE Bond RCF Term Loan RCF Term Loan AMOUNT USD 200m USD 15m USD 60m USD 5m USD 69.8m OUTSTANDING USD 200m - USD 60m - USD 69.8m Super Senior SECURITY Senior Secured Secured Secured Secured COLLATERAL 28 vessels 9 vessels 10 vessels INTEREST 8.25% fixed L+200bps L+350bps L+295bps RATE MATURITY November 2022 November 2022 December 2022 September 2022 USD 8m/year USD 8.6m/year starting USD 7.2m/year starting AMORTIZATION ▪ N/A starting 11/2018 1/2019[1] 1/2019[1] ▪ Debt levels are as of June 2018 ▪ [1] The Eagle Shipping LLC and Eagle Bulk Ultraco LLC term loans will also have an additional payment equal to 25% of the annual amortization, due Q1 of 2019 23

EBITDA Reconciliation $ Thousands 2q18 1q18 2q17 2q18 YTD 2q17 YTD Net Income / (Loss) $ 3,451 $ 53 $ (5,888) $ 3,504 $ (16,957) Less adjustments to reconcile: Interest expense 6,387 6,261 6,859 12,648 13,304 Interest income (112) (95) (186) (207) (375) EBIT 9,726 6,219 785 15,945 (4,029) Depreciation and amortization 9,272 9,276 8,021 18,549 15,513 EBITDA 18,998 15,495 8,806 34,494 11,485 Less adjustments to reconcile: One-time and non-cash adjustments* 2,133 3,339 502 5,474 2,375 Adjusted EBITDA $ 21,132 $ 18,835 $ 9,307 $ 39,968 $ 13,860 ▪ Please see the Definitions slide in the Appendix for an explanation of items included in Adjusted EBITDA 24

Definitions Adjusted EBITDA Adjusted EBITDA is a non-GAAP financial measure that is used as a supplemental financial measure by our management and by external users of our financial statements, such as investors, commercial banks and others, to assess our operating performance as compared to that of other companies in our industry, without regard to financing methods, capital structure or historical costs basis. Our Adjusted EBITDA should not be considered an alternative to net income (loss), operating income (loss), cash flows provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our Adjusted EBITDA may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDA in the same manner. Adjusted EBITDA represents EBITDA adjusted to exclude the items which represent certain non-cash, one-time and other items such as vessel impairment, gain /(loss) on sale of vessels, restructuring expenses and stock-based compensation expenses that the Company believes are not indicative of the ongoing performance of its core operations. TCE Time charter equivalent ("TCE") is a non-GAAP financial measure that is commonly used in the shipping industry primarily to compare daily earnings generated by vessels on time charters with daily earnings generated by vessels on voyage charters, because charter hire rates for vessels on voyage charters are generally not expressed in per-day amounts while charter hire rates for vessels on time charters generally are expressed in such amounts. The Company defines TCE as shipping revenues less voyage expenses and charter hire expenses, adjusted for the impact of one legacy time charter and realized gains on FFAs and bunker swaps, divided by the number of owned available days. TCE provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance. The Company's calculation of TCE may not be comparable to that reported by other companies. The Company calculates relative performance by comparing TCE against the Baltic Supramax Index ("BSI") adjusted for commissions and fleet makeup. Owned available days is the aggregate number of days in a period during which each vessel in our fleet has been owned by us less the aggregate number of days that our vessels are off-hire due to vessel familiarization upon acquisition, repairs, vessel upgrades or special surveys. The shipping industry uses available days to measure the number of days in a period during which vessels should be capable of generating revenues. 25

Improving Fundamentals Leading to Higher Rates Historical Supramax Rates $36,000 Although the BSI has posted a strong recovery $34,000 since 2016, we believe there is further significant $32,000 upside to rates as supply/demand fundamentals $30,000 continue to improve $28,000 $26,000 $24,000 $22,000 $20,000 $19.3k $18,000 $16,000 $15.2k $14,000 $12.2k $12,000 $10,000 $8,000 $8.7k $6,000 $4,000 $2,000 Jul-09 Jul-10 Jul-11 Jul-12 Jul-13 Jul-14 Jul-15 Jul-16 Jul-17 Supramax Spot 25 year average 15 year average 10 year average 5 year average ▪ Source(s): Clarksons ▪ Supramax Spot is based on the BSI ▪ Historical averages are based on BSI, Supramax 52k dwt Average Trip Tate, and the Handymax 45k dwt. Average Trip Rate. 26

Significant Operational Leverage Revenue + Net Cash Flow (NCF) Generation in Different Rate Environments $25 With 47-owned vessels trading primarily spot, Eagle has $400,000 significant operational leverage ▪ Every one thousand dollar increase in rates, equates to ~USD $350,000 17 million in incremental cash flow, or ~USD 0.24 per share $21.2 $20 $300,000 Basis 2018 Jan-Jul BSI $17.2 actual + Aug-Dec FFA $250,000 $216,546 $15 $13.6 $200,000 $148,484 $150,000 $10.7 $10 $8.7 $87,886 $100,000 $5.9 $38,327 $50,000 $5 $4,314 $0 -$42,528 $0 -$50,000 2016 2017 2018 Actual + Curve 2011 Since BSI inception (2005) 2010 Revenue (RHS) Net Cash Flow (RHS) Net Adj. BSI (LHS) For Illustrative Purposes Only ▪ 2016a/2017a/2011a/2010a are basis actual BSI for the period, net of commission/offhire and adjusted for the current Eagle fleet profile in terms of design ▪ ‘Since BSI Inception (2005)’ is basis average from BSI’s inception (2005-2017), net of commission/offhire and adjusted for the current Eagle fleet profile in terms of design ▪ 2018 Actual + Curve basis YTD actual and forward curve for balance 27 ▪ Net Cash Flow is calculated basis Eagle’s 2018e cash breakeven rate and does not assume any potential platform premium earned

Dry Docking Schedule Number of Ships (Statutory Dry Dockings + Ballast Water Treatments) 22 13 9 17 13 10 5 4 0 0 2018 2019 2020 2021 2022 DD BWT ▪ 2018 dry docking count represents statutory dry dockings remaining in the second half of the year 28

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